MML SERIES INVESTMENT FUND

Supplement dated February 8, 2018 to the

Statement of Additional Information dated May 1, 2017

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

The information related to Cindy L. Sweeting found on page B-206 under the heading Other Accounts Managed in the section titled Appendix C—Additional Portfolio Manager Information is hereby removed.

The following information replaces similar information for Templeton Investment Counsel, LLC related to the MML Foreign Fund found on pages B-206 in the section titled Appendix C—Additional Portfolio Manager Information:

The portfolio managers of MML Foreign are Matthew R. Nagle, Peter A. Nori, and Heather Waddell.

The following information supplements similar information for Templeton Investment Counsel, LLC related to the MML Foreign Fund found on pages B-206 under the heading Other Accounts Managed in the section titled Appendix C—Additional Portfolio Manager Information:

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*

Matthew R. Nagle
Registered investment companies**	5	$7,392.7 million	0	$0
Other pooled investment vehicles	3	$646.1 million	0	$0
Other accounts	15	$1,556.3 million	0	$0

*	The information provided is as of December 31, 2017.
**	Does not include MML Foreign.

Ownership of Securities:

As of December 31, 2017, Matthew R. Nagle did not own any shares of MML Foreign.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI L7352-17-03